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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 1, 2004


                       Allegheny Technologies Incorporated

             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                         1-12001                25-1792394
----------------------------          --------------        -------------------
(State or other jurisdiction          (Commission           (IRS Employer
of incorporation)                     File Number)          Identification No.)


             1000 Six PPG Place, Pittsburgh, Pennsylvania      15222-5479
        -------------------------------------------------      ----------
               (Address of principal executive offices)        (Zip code)


       Registrant's telephone number, including area code: (412) 394-2800



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Item 5.           Other Events

         On June 1, 2004, Allegheny Technologies Incorporated announced that it had completed the acquisition of certain assets of J&L Specialty Steel, LLC (J&L). The closing of the acquisition followed ratification on May 28, 2004, of a new progressive labor agreement by United Steelworkers of America (USWA) represented employees at ATI Allegheny Ludlum and at the former J&L facilities. A copy of the press release announcing the completion of the acquisition is filed as Exhibit 99.1 to this Current Report on Form 8-K. A copy of an amendment to the Company's senior secured domestic revolving credit facility, which became effective on the closing of the acquisition of the J&L assets, is filed as
Exhibit 99.2 to this Current Report on Form 8-K.

Item 7.           Financial Statements and Exhibits.

         (c)      Exhibits

                  Exhibit 99.1  Press release dated June 1, 2004

                  Exhibit 99.2 First Amendment to Revolving Credit and Security Agreement, dated the 15th day of April, 2004





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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          ALLEGHENY TECHNOLOGIES INCORPORATED



                          By:      /s/ Jon D. Walton
                                   -------------------------------------------
                                   Jon D. Walton
                                   Executive Vice  President, Human Resources,
                                    Chief Legal and Compliance Officer,
                                    General Counsel and Corporate Secretary

Dated:  June 2, 2004


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                                  EXHIBIT INDEX
                                  -------------

 Exhibit 99.1       Press Release dated June 1, 2004.

 Exhibit 99.2 First Amendment to Revolving Credit and Security Agreement, dated the 15th day of April, 2004